Exhibit 32.1

MEDIFAST, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) for the quarter ended March 31, 2021 of Medifast, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel R. Chard, Chief Executive Officer and I, James P. Maloney, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

By:	/s/ DANIEL R. CHARD
Daniel R. Chard
Chief Executive Officer
May 4, 2021

/s/ JAMES P. MALONEY
James P. Maloney
Chief Financial Officer
May 4, 2021